ANGEL OAK FINANCIALS INCOME FUND
Class A | Class C | Institutional Class

a series of Angel Oak Funds Trust

Supplement to the Prospectus dated May 31, 2020

October 14, 2020

This supplement provides additional information related to the investment process described in the principal investment strategies of the Angel Oak Financials Income Fund (the “Fund”) to reflect the Adviser’s consideration of environmental, social and governance (“ESG”) factors in the Fund’s portfolio construction process.

Accordingly, the following change to the Fund’s principal investment strategies disclosure is effective immediately:

The last paragraph under the “Principal Investment Strategies of the Financials Income Fund” subsection of the “Additional Information about the Funds’ Objectives, Principal Investment Strategies and Principal Investment Risks” section of the Prospectus is hereby replaced in its entirety with the following:

In evaluating an issuer’s ESG and sustainability practices, the Adviser will use its own proprietary assessments of material ESG and sustainability factors and may also reference standards as set forth by recognized global organizations, including the United Nations’ Principles for Responsible Investing, the United Nations’ Sustainable Development Goals, the Task Force on Climate-Related Financial Disclosures, the Carbon Disclosure Project, the Sustainable Accounting Standards Board and the Global Reporting Initiative. Examples of the types of factors the Adviser may consider as part of its proprietary assessment, include, without limitation: environmental issues, such as carbon emissions and energy efficiency; social issues, such as affordable housing and community investment; and corporate governance issues, such as board independence and diversity. Additionally, the Adviser may engage proactively with issuers to encourage them to improve their ESG and sustainability factors. In this regard, the Adviser may engage in direct dialogue with company management, including through in-person meetings, phone calls, electronic communications, and letters. These engagement activities are designed to facilitate the Adviser’s efforts to identify opportunities for companies to improve their ESG and sustainability practices and to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting those objectives. The Fund may invest in securities issued by companies whose ESG and sustainability practices, at the time of the investment, do not fully meet the Adviser’s proprietary standards, with the expectation that the Adviser’s engagement efforts and/or the company’s own initiatives will lead to improvements in the company’s ESG and sustainability practices over time. It may also exclude those issuers that are not receptive to the Adviser’s engagement efforts, as determined in the Adviser’s sole discretion.

Please retain this Supplement with your Prospectus for future reference.